Exhibit 99.1

1 1 CAL02 Investor Update September 9, 2021

2 Forward-Looking Statements This presentation contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “may,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “near future,” “belief,” “guidance,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding CAL02’s ability to address unmet need in patients with severe pneumonia and its other anticipated benefits and expected duration of regulatory exclusivity for CAL02, if approved; the timing and ability to obtain regulatory approval of CAL02; CAL02’s potential acceptance by clinicians; the timing, progress and results of additional trials of CAL02 and the ability of such trial results to support regulatory filings and approvals; anticipated actions by FDA, EMA and other regulatory agencies; the Company’s ability to support the commercial launch of CAL02, if approved; the anticipated market opportunity for CAL02; and the ability of the product candidates in the Company’s pipeline to deliver value to stockholders. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the impacts of the ongoing COVID-19 pandemic, including disruption or impact in the sales of the Company’s marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company’s third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic on the Company’s business, financial condition and results of operations; risks that the Company’s business, financial condition and results of operations will be impacted by the spread of COVID-19 in the geographies where the Company's third-party partners operate; whether the Company will incur unforeseen expenses or liabilities or other market factors; delay in or failure to obtain regulatory approval of the Company's product candidates, including CAL02, and successful compliance with the FDA, EMA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions, including the potential adverse effects of public health issues, including the COVID-19 pandemic, on economic activity and the performance of the financial markets generally; whether the Company will successfully implement its development plan for its product candidates, including CAL02; whether the Company can successfully collaborate with its partners and market and commercialize its product candidates; the outcome of litigation involving any of its products or that may have an impact on any of its products; possible safety and efficacy concerns; risks that preliminary results from clinical trials are not necessarily predictive of future clinical trial results; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in drug development and in conducting clinical trials; and those risks and uncertainties identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2021, as updated by the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, filed with the SEC on May 10, 2021 and August 9, 2021, respectively, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and the Company does not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

3 Agenda: CAL02 Investor Update Strategic Update Disease State Overview Unmet Need CAL02 Overview, Clinical Data & Development Plan 1 2 3 4 Scott Tarriff Judith Ng-Cashin, MD Andre Kalil, MD Judith Ng-Cashin, MD Samareh Azeredo da Silveira Lajaunias, PhD SPEAKER TOPIC Question & Answer 5 All 8:30 – 8:40 8:40 – 9:00 9:00 – 9:20 9:20 – 9:40 Time 9:40 – 10:00

4 4 Eagle Strategic Update Scott Tarriff

5 5 Disease State Overview Judith Ng-Cashin, MD

CAL02 Overview

- ▶ First in Class
- ▶ Proposed injectable treatment for severely infected patients
- ▶ Phase 2b/3 adaptive design
- ▶ Applying for Qualified Infectious Disease Product Designation under the GAIN Act
- ▶ Potential for 10 yrs Marketing Exclusivity

CAL02 (drug product)



Specific mixture of re-engineered empty liposomes solely composed of sphingomyelin and cholesterol capable of capturing and neutralizing a broad spectrum of virulence effectors

- Patented composition of matter
- Sterile liquid solution ready for injection
- Stable for 36 months when refrigerated (6 months when stored at room temperature)
- Route of administration: IV Infusion
  2 doses separated 24 hours apart

EAGLE PHARMACEUTICALS

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7 CAL02 – Novel, First-in-Class Antitoxin Agent Mechanism of Action Address the downstream effects of bacterial Virulence Effectors/ Pore Forming Toxins through competitive inhibition ➢ Binds to virulence effector molecules secreted by infecting bacteria, prohibiting host tissue cell binding ➢ Acts as an extracellular “sink” for these toxins ➢ Potential to attenuate pore forming toxin related effects including host tissue damage, immune dysregulation, and inflammation that contribute to increase disease severity Lead Indication Severe Community Acquired Pneumonia ➢ Significant morbidity and mortality despite advances in direct acting antibacterials ➢ Addresses significant medical need and burden on health care systems Differentiated Advantages ➢ Potential to be used as adjuvant therapy with any traditional antibacterial [therapy agnostic] ➢ Potential to be used against any bacteria that produces pore forming toxins [bacteria agnostic] ➢ Potential to carry less risk of antibacterial resistance development Development Program somewhat de-risked for phase of development ➢ FTIH proof of concept study showed tolerability as well as trends toward efficacy ➢ Positive regulatory interactions with FDA and EMA – may be eligible for special designations and review processes ➢ Scalable manufacturing process

8 Pneumonia Overview Pneumonia is defined as "new lung infiltrates plus clinical evidence that the infiltrate is of an infectious origin, which include the new onset of fever, purulent sputum, leukocytosis, and decline in oxygenation”. –The Infectious Disease Society & American Thoracic Society Pneumonia that is contracted outside of the health care setting is considered community-acquired pneumonia (CAP). Hospital-acquired pneumonia (HAP), or nosocomial pneumonia, is a lower respiratory infection that was not incubating at the time of hospital admission and that presents clinically 2 or more days after hospitalization. Ventilator-associated pneumonia (VAP) is defined as pneumonia that presents more than 48 hours after endotracheal intubation. CAP HAP VAP

Severe Pneumonia - Key Targets

An underserved patient population:

Mortality rates for ICU pneumonia patients remain as high as 40% due to complications which most often occur even when tissues are already pathogen-free, and the pulmonary process is clearing

A COMMON DENOMINATOR IN SEVERE, COMPLICATED, AND RESISTANT INFECTIONS:



INSULT
BACTERIA
TRIGGER
VIRULENCE EFFECTORS
SENSORS
PLASMA PROTEIN SYSTEMS
BLOOD AND LYMPHATIC CELLS
VASCULAR AND TISSUE CELLS
MEDIATORS
CELLDYSFUNCTION
ENDOTHELIAL STRESS RESPONSE
CYTOKINES / CHEMOKINES
MYOCARDIUM
PERIPHERAL VASCULATURE
IMPACT
ORGAN FAILURE
BACTERAEMIA
HARMED IMMUNE DEFENSE
INFLAMMATORY BURST
HEMODYNAMIC INSTABILITY
OUTCOME
SEPSIS
SEPTIC SHOCK
DEATH

CAL02 neutralizes the most relevant virulence effectors in severe pneumonia



CAL02
"Capture" of bacterial toxin

Electron micrograph

Virulence effectors have a key role in promoting severe disease:

- play a critical role in the development of severe complications
- reinforce mechanisms of resistance
- facilitate and exacerbate co-infections

CAL02: a non-antibacterial drug that could attenuate these effects

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Complications Associated with Pneumonia

A Significant Unmet Medical Need

- Pneumonia is the most common infection requiring hospitalization and admission to ICU*
- 3rd most common cause of death globally (2.5million deaths/year)**
- In the US about 1 million adults seek care for pneumonia yearly and 50,000 die from this disease*
- Admission to ICU and length of hospitalization tightly linked to development of pneumonia complications*
- 35% - 58% mortality rate due to pneumonia complications such as acute respiratory distress, kidney, liver and heart damage and sepsis***
- Adequate empirical antibacterial therapy shows no reduction in risk of death for pneumonia patients admitted to ICU*
- Pneumonia complications place considerable burden on healthcare resources through increases in rates of hospitalization, lengthy in-patient care, cost of care and readmission rates*

*American Thoracic Society Top 20 Pneumonia Facts--2019 **Pneumonia & Deaths 2020 American Thoracic Society ***Ibn Saled et al, Crit.Care Med 47, 445-352 2019

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11 Bacterial Virulence Effectors (VEs) VEs play a decisive role in the development of long-term, severe, and fatal pneumonia complications – Currently not targeted by established antibiotics VEs are a part of the pathogen’s armory that triggers multiple pathogenic processes: – Promote bacterial colonization and growth – Disrupt tissue barriers – Facilitate tissue penetration and infection’s invasiveness – Act synergistically to help bacteria evade the innate and adaptive immune response of the host Ultimately VEs contribute to edema, inflammation, and organ failure

12 Bacterial Virulence Effectors (VEs) Classification – Single largest category (25-30% of cytotoxic bacterial proteins) – Function to perforate membranes of host cells – Classified as α-PFTs and β-PFTs based on the pore-forming mechanism – β-PFTs and most α-PFTs preferentially target cholesterol and sphingomyelin Pore-forming toxins (PFTs) – Toxins with hemolytic activity – Toxins with destructive enzymatic activities (proteases, lipases, DNase) – Secreted vesicular or appended virulence effectors Other Virulence Effectors

13 Bacterial Causes of Pneumonia HAP • H. influenzae- early onset HAP • P. aeruginosa • S. aureus (including MSSA and MRSA) • GNEB (K. pneumoniae, E. coli) • Acinetobacter* species- ICU patients • S. pneumoniae- early onset HAP VAP • P. aeruginosa • S. aureus (including MSSA and MRSA) • S. maltophilia • Acinobacter species Severe CAP S. pneumoniae: 50-60% of SCAP cases – Leading cause of lower respiratory infection morbidity and mortality globally (1.2 million deaths/year)* Legionella pneumophila*: 8-12%* S. aureus (including MSSA and MRSA): 2-12% – Mortality rates of 50% in SCAP* H. influenzae: 5-10%* P. aeruginosa: (3-6%) – Significant mortality rates* Gram-negative enteric bacilli (GNEB) such as E. coli and K. pneumoniae: <2%* – Significant mortality rates 100% *Cilloniz C, et al Thorax 66 340-346 2011

14 Pneumonia Management HAP, VAP, CAP suspected Obtain lower respiratory tract sample (and blood if VAP) for culture and microscopy if patient is clinically stable. Begin empiric antimicrobial therapy using local antibiogram unless there is low clinical suspicion for pneumonia and a negative lower respiratory tract culture. Days 2 & 3: Check cultures & assess clinical response Clinical improvement at 48-72 hours. No Cultures - Cultures + Search for other pathogens, complications, other diagnoses or other sites of infections Adjust antibiotic therapy. Search for other pathogens, complications, other diagnoses or other sites of infection. Yes Cultures - Cultures + Consider stopping antibiotics De-escalate antibiotics if possible. Treat selected patients for 7-8 days and reassess Revised: Trevor Van Schooneveld, MD and Kiri Rolek, PharmaD (July 2015)

Pneumonia Treatment



CAP In-Patient Therapy
Medical Ward
Intensive Care Unit
No Recent Antibiotics
Recent Antibiotics
No Pseudomonas Risk
Pseudomonas Risk
No β-lactam Allergy
β-lactam Allergy
No β-lactam Allergy
β-lactam Allergy
Clarithromycin Azithromycin PLUS Cefotaxime, Cetriaxone, Ampicillin-sulbactam, or Ertapenem OR Moxifloxacin, Levofloxacin, Gemifloxacin*, Or Gatifloxacin (regimen selected will depend on nature of recent antibiotic therapy)
Clarithromycin Azithromycin PLUS Cefotaxime, Ceftriaxone, Ampicillin-Sulbactam, or Ertapenem OR Moxifloxacin, Levofloxacin, Gemifloxacin*, or Gatifloxacin
Moxifloxacin, Levofloxacin, Gemifloxacin*, or Gatifloxacin +/- Clindamycin
Anti-pseudomonal Agent (piperracillin, Piperacillin-Tazobactam, Cefepime, Imipenem, or Meropenem) PLUS Ciprofloxacin OR Anti-pseudomonal Agent PLUS Aminoglycoside PLUS Clarithromycin, Or azithromycin OR Moxifloxacin, Levofloxacin, Gemifloxacin*, Or gatifloxacin
Aztreonam PLUS Moxifloxacin, Levofloxacin, Gemifloxacin*, or gatifloxacin +/- aminoglycoside

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16 16 Unmet Need Andre Kalil, MD

17 17

18 Tilghman Arch Intern Med 1937;59:602–19. Pneumonia before antibiotics

19 Mortality of hospitalized CAP German, 2006-2007 N=388,406 hospitalized CAP CRB-65 hospital mortality: 14.1% 1.8% 14.9% Ewig Thorax 2009;64:1062-1069 class 1: 16.55% class 2: 71.55% class 3: 11.91% Mechanical ventilation: 5.1%

20 Severe CAP P<0.001 Retrospective study of prospective data, N=844 severe bacteremic pneumococcal pneumonia Pitt bacteremic score ≤/>4 Combination 23.4% Monotherapy 55.3% Critically ill pts (30d mortality) Baddour AJRCCM 2004;170:440

Severe CAP

Retrospective study of prospective data,
N=529 ICU admitted CAP
Shock Y/N

Monotherapy vs. combination

β-lactam plus **macrolide**
(HR, 1.73; 95% CI, 1.08 –2.76; p=**.02**)

β-lactam plus **fluoroquinolones**
(HR, 1.77; 95% CI, 1.01–3.15; p=**.05**)


Probability of survival
Days
Combination therapy, n=196
Monotherapy, n=52
(HR, 1.45; 95% CI, 0.96–2.18; p=.07)

Figure 1. Survival graph for patients without shock stratified by severity of illness (censored at 60 days).


Probability of survival
Days
Combination therapy n=218
Monotherapy n=52
(HR, 1.69; 95% CI, 1.09–2.60; p=.01)

Figure 2. Survival graph for patients with shock stratified by severity of illness (censored at 60 days).

Rodriguez CCM 2007;35:1493

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22 Severe CAP HR 0.48, 95% CI 0.23–0.97, p=.04 Martin-Loeches ICM 2010;36:612 Prospective observational study N=217 SCAP requiring MV Severe sepsis/septic shock 75.5% Therapy according to ATS/IDSA 2007 guidelines, N=100 (45.9%) – Combination with fluoroquinolone (N=46) or macrolide (N=56)

23 Hospitalized CAP – Treatment failure 2 open, prospective multicenter studies (moxifloxacin; standard) n = 1236 Treatment failure (15.9%) CURB65≥2 (20.3%, p=.004) LOS (15.4 vs 9.8d, p<.001) Costs (2206 vs 1284€, p<.001) Mortality (17.3 vs 5.2%, p<.001) ✓ 89.1% of group standard received therapy in accordance with guidelines ✓ Initial therapy with -lactam + macrolide was less frequently associated with TF compared with -lactam, particularly in SCAP. Ott ERJ 2012;39:611

24 Pneumonia and Stroke/AMI 1 1.5 2 2.5 3 3.5 4 4.5 5 5.5 6 0-30 31-90 91-365 Time post discharge (days) OR for new onset IHD or stroke Corales-Medina et al JAMA 2015 CHS (n=5888) ARIC (n=15792)

25 Pneumonia and New Onset Heart Failure 1 3 5 7 9 11 13 31-90 91-180 181-365 1-5 years Time post discharge (days) OR for new onset heart failure Corales-Medina et al Am Heart J 2015

26 Fig 1 Risks (hazard ratios) of first readmission to hospital and death for one year after hospitalization for heart failure, acute myocardial infarction, or pneumonia. Dharmarajan K et al. BMJ 2015;350:bmj.h411

27 Mortality Due to CAP Mortality in the subsequent 2 years Inpatient mortality

28 Lakbar I et al. Sci Report 2021 Aug 13;11(1):164

29 Suarez-de-laRica et al. Rev Esp Quimiot 2021 Aug;34(4):330-336. doi: 10.37201/req/031.2021

Acute Pneumonia (Community and Hospital Acquired)

- Most common cause of hospitalization
- Most common cause of Intensive Care Unit admission due to an infection
- Most common cause of Acute Respiratory Distress Syndrome – ARDS
- Most common cause of Sepsis
- Acute pneumonia also leads to serious cardiovascular complications such as heart failure, heart attack, and stroke
- Rapidly increasing rate of antibiotic resistance – antibiotic treatment failure
- Among the most common causes of hospital readmission
- High in-hospital mortality rate even with adequate treatment
- High post-hospitalization mortality rate 1-2 years after pneumonia episode

Metley JP et al. Am J Respir Crit Care Med. 2019 Oct 1;200(7):e45-e67

Dharmarajan K et al. BMJ 2015;350:bmj.h411

Corales-Medina et al Am Heart J 2015

Ott ERJ 2012;39:611

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31 31 CAL02 Overview, Clinical Data & Development Plan Samareh Azeredo da Silveira Lajaunias, PhD Judith Ng-Cashin, MD

32 32 CAL02, a novel antitoxin liposomal agent, has the potential to be the constant while the care team works through all the variables The death rate from pneumonia in the U.S. has had little improvement since antibiotics became widespread more than half a century ago. We are not yet winning the battle against pneumonia. – The American Thoracic Society Pneumonia treatment is complex.

33 CAL02 overcomes the limitations faced by drugs targeting virulence so far Pore-Forming Toxins (VE): MoA Inactive soluble PFT Lipid platforms Host cell cytosol Extracellular space Binding to lipid platforms Oligomerization Pore formation Tissue and organ damage Pro-inflammatory response Cell death Membrane insertion

34 CAL02: Activity Against Virulence Effectors CAL02 mimics specific membrane raft-like lipid platforms and acts as a high-affinity trap, winning over cells. We believe “CAL02 overcomes the limitations faced by drugs targeting virulence so far.”

CAL02: Preclinical Data

Non-Clinical Efficacy and MOA Studies

In Vitro models	*Strains*	*Results*
Assays using purified virulence effectors Assays using culture supernatant Assays using direct exposure to bacteria	**Gram+** S. pneumoniae S. aureus (incl. MRSA) S. pyogenes C. perfringens C. tetani **Gram-** P. aeruginosa (incl. MDR strains) E. coli (incl. MDR strains) Other strains (ongoing)	Virulence effectors bind to CAL02 Greater affinity for CAL02 than to cells Fully protects from cell lysis and cytotoxicity Decreases inflammatory responses Polarizes macrophages to mount a specific immune response against the infection Hinders biofilm formation
In Vivo models	***Treatment***	***Results***
Bacteremia & Pneumonia & Skin Infections Gram+: S. pneumoniae & S. aureus (incl. MRSA USA300) Gram- P. aeruginosa (ongoing)	CAL02 monotherapy/CAL02 + antibiotics CAL02 hours after infections challenge/ antibiotics	Improves survival Decreases inflammatory responses Protects organs (lung, heart injury, tissue necrosis) Allows immune system to combat pathogen (decreased bacteria loads)

CAL02 neutralizes the damaging and lethal impact of bacterial secretome

S. aureus culture supernatant (SN) – No bacteria



Survival (%)
100
50
0
0 24 48 72 96 120
SN pre-incubated with CAL02
SN pre-incubated with saline
***
Hours post-infection
Lung permeability (Evans Blue) (mg/g lung)
0.3
0.2
0.1
0
***
***
S. aureus SN + + -
CAL02 - + -

CAL02 monotherapy provides full protection

S. aureus acute bacteremia model
CAL02 treatment (post-infection) – No antibiotics



Survival (%)
100
50
0
0 48 96 144 192
Hours post-infection
50 mg/kg
25 mg/kg
12.5 mg/kg
*
**
***
Lung permeability (Evans Blue) (mg/g lung)
0.3
0.2
0.1
0
***
***
S. aureus + + -
CAL02 - + -

*** p<0.001 ** p<0.01 * p<0.05

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36 Safety pharmacology studies in rats (respiratory, CNS) and dogs: no safety signals even at the maximum feasible dose, i.e., a maximum tolerated dose (MTD) could not be determined Safety Pharmacology and Toxicology CAL02 is taken up by macrophages and eliminated via the liver, its half-life in human is estimated to be 24-30 hours CAL02- toxin complex degradation and elimination do not cause any toxicity, even in critically ill patients with liver failure Excellent biological safety profile (no impact on flora, non-immunogenic, biologically neutral)

CAL02 Clinical Data

First-In Human Study Results

- Randomized, double-blind, placebo-controlled
- 3 arms / 19 patients:
  - CAL02 Low dose (4 mg/kg) + Standard of Care
  - CAL02 High dose (16 mg/kg) + Standard of Care
  - Placebo (saline) + Standard of Care
- 2 IV administration 24h apart
- Severe CAPP: At least 1 major criteria (mechanical ventilation/ vasopressors) or 3 minor criteria
- Primary objective: Safety & Tolerability
- Secondary objective : Efficacy & Pharmacodynamics


RANDOM
FOLLOW-UP & TEST-OF-CURE
D -1
D 1
D 2
D 8
D 15-22
D 29
early TOC
TOC
EOS
CAL02 (i.v.) + SOC
First dose within:
→ 12h of diagnosis of severe CAPP
→ 24h of i.v. antibiotics
CAL02 Low Dose
CAL02 High Dose
CAL02 / Placebo : 3/3
CAL02 / Placebo : 4/1
CAL02 / Placebo : 5/2
IDMC
IDMC
IDMC
• Prof. Jean Chastre, Chairman (FR)
• Prof. Steven Opal (USA)
• Prof. Jérôme Pugin (CH)
• Dr. Philippe Eggimann (CH)

Baseline characteristics

Disease severity of the study population corresponded to that expected from the inclusion/ exclusion criteria

Severity at baseline:

- Mean APACHE II Score: 21.5 (95% CI 19.3-23.7)
- 58% in Septic Shock
- >40% under Invasive Mechanical Ventilation

No differences between treatment groups considered to have a substantial effect on safety and efficacy outcomes

Safety outcomes / TEAEs

CAL02 showed **the same safety profile as placebo** (saline)

- AE occurred in 12 (85%) of 14 patients in the CAL02 groups combined and in all 5 (100%) patients in the placebo group.
- SAE occurred in 4 (29%) of 14 patients in the CAL02 groups combined and 2 (40%) of 5 patients in the placebo group
- 1 AE (mild increase in the triglycerides) in a patient in the CAL02 High dose group was reported as related to study drug. However, the analysis of the changes in triglyceride in the CAL02 groups compared with the placebo group revealed no correction with CAL02.
- No AEs were liked to local tolerability events.

THE LANCET
Infectious Diseases

Articles

Laterre et al. Lancet Infect Dis 2019 19(6):629-630

CAL02, a novel antitoxin liposomal agent, in severe pneumococcal pneumonia: a first-in-human, double-blind, placebo-controlled, randomized trial

EAGLE PHARMACEUTICALS

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Efficacy Outcomes

	Low-dose CAL02 (n=3)	High-dose CAL02 (n=10)	Placebo (n=5)
Cured at early test of cure (day 8)	0	5 (56%)*	1 (20%)
Cured at test of cure (between days 15–22)	2 (100%)*	10 (100%)	5 (100%)
Median time to cure (days)	15·0 (14 to 16)†	8·0 (6 to 16)	10·0 (7 to 14)
All-cause mortality	1 (33%)	1 (10%)	1 (20%)
Relative change in Sequential Organ Failure Assessment score from baseline to day 8	−65·9% (−34·7 to −97·1)	−64·7% (−46·3 to −83·1)	−29·2% (−12·8 to −45·5)
Relative change in Acute Physiology and Chronic Health Evaluation II score from baseline to day 8	−59·9% (−34·0 to −85·8)	−60·4% (−45·3 to −75·5)	−22·1% (−15·5 to −28·7)
Relative change in PaO_2/FiO_2 from baseline to day 8	153·1 % (116·2 to 189·9)	78·4% (7·4 to 149·3)	58·5% (−27·5 to 137·9)
Median duration of invasive mechanical ventilation (days)†	12·0 (5 to 19)†	4·5 (4 to 14)	12·0 (11 to 56)
28-day ventilation-free days (days)	16·5 (1·8 to 31·2)†	25·1 (22·0 to 28·2)†	17·8 (7·7 to 27·9)
Median duration of intensive care unit stay (days)	15·0 (9 to 21)†	5·0 (2 to 15)	12·0 (6 to 56)
Median duration of stay in hospital (days)	33·0 (12 to 54)†	13·0 (4 to 28)†	21·0 (6 to 56)

Data are n (%), median (range), or mean (95% CI). PaO_2/FiO_2=partial pressure of oxygen in the blood/fraction of inspired oxygen. *One patient was missing for the assessment (because of death). †One patient censored because of death.

Overview of primary and secondary efficacy endpoints in CAL02 and placebo treatment groups (as-treated population)

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CAL02: Therapeutic Benefit & Unique Potential

Potential to become first line empirical therapy*

- Excellent **safety** profile
- Does not prompt any new **resistance**
- Unique **broad-spectrum** activity
- **No impact** on flora
- **Non**-immunogenic
- Biologically **neutral**

Offers a unique therapeutic benefit to critically ill patients

Positive trends over placebo in efficacy parameters*+

- Reduction of mortality risk+
- Potentially faster and complete recovery of organ function +
- Shorter duration of mechanical ventilation
- Immediate decrease in inflammatory biomarkers (e.g. IL-6)
- Shorter ICU length of stay+

+ statistically significant

THE LANCET
Infectious Diseases

Comment

Pletz et al. Lancet Infect Dis 2019 19(6):564-565

One step closer to precision medicine for infectious diseases

"A medical breakthrough"

CAL02 represents a milestone"

"Potentially suitable for adjunctive empirical treatment"



Addressing a significant unmet medical need

A straightforward and innovative approach

A potentially unique therapeutic benefit to critically ill patients

Already achieved critical de-risking milestones

*Laterre et al. Lancet Infect Dis 2019 19(6):629-630

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40 CAL02 Competitive Advantages Limited use ➢ Restrictions imposed by stewardship measures and purchasers, as antibiotics are inevitably linked to the emergence of new resistances Slow and laborious market penetration ➢ Based on non-inferiority results ➢ Last-resort treatments ➢ Increasingly competitive space Limited scope of application ➢ Action dedicated against resistant mechanism ➢ New mechanisms ultimately facing resistance issues ➢ Monoclonal antibodies targeting a single toxin ➢ Agents targeting a downstream specific pathway or cytokine dedicated to target patients already in shock Limitations of current approaches (approved / in development) CAL02 • Potentially will not drive resistance; fills a significant medical gap • Offers physicians a new treatment; potential to dramatically improve outcomes • Combines with any treatment (antibacterial agnostic) • May lead to a tremendous economy on cost of care; broad- spectrum (used irrespective of pathogen identification or hemoculture or resistance to antibacterials) • Broad therapeutic impact • Potential for expedited regulatory pathway to approval

41 CAL02 Phase 2 Clinical Development Plan Development Costs Through Interim Results $10M Deal Signing Milestone 1 $1M Phase I – Drug-Drug Interaction $21M P2B/3 Multicenter Global Study – Part 1 Through Interim Analysis Results $3M Clinical Trial Materials 1 2 3 4 $35M TOTAL COST ITEM • IND Filing • Start P2B/3 Multicenter Global Study – Part 1 • P2B/3 Multicenter Global Study – Part 1 Interim Analysis Results Key Next Steps

Therapeutic Benefit & Unique Potential

THE LANCET
Infectious Diseases

Articles

Laterre et al. Lancet Infect Dis 2019 19(6):629-630

CAL02, a novel antitoxin liposomal agent, in severe pneumococcal pneumonia: a first-in-human, double-blind, placebo-controlled, randomized trial

Offers a potentially therapeutic benefit to critically ill patients

Positive trends over placebo in efficacy parameters

- Reduction of mortality risk *
- Faster and complete recovery of organ function *
- Shorter duration of mechanical ventilation
- Immediate decrease in inflammatory biomarkers (e.g. IL-6)
- Shorter ICU length of stay *

* *statistically significant*

Potential to become first line empirical therapy

- Excellent **safety** profile
- Does not prompt any new **resistance**
- Unique **broad-spectrum** activity
- **No impact** on flora
- **Non**-immunogenic
- Biologically **neutral**

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43 43 Question & Answer